CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) dated as of April 17, 2026 is by and between EVOLUS, INC., a Delaware corporation (the “Borrower”), ECLIPSE BUSINESS CAPITAL LLC, as agent for the Lenders (in such capacity, “Agent”), and the Lenders party hereto.

BACKGROUND

A.    The Borrower, Agent and the Lenders entered into that certain Loan and Security Agreement dated as of March 3, 2026 (as may be amended, modified, extended, or restated from time to time, the “Agreement”), pursuant to which Agent and the Lenders extended certain financing arrangements to the Borrower.

B.    The parties hereto have agreed to modify the terms and conditions of the Agreement as more fully set forth herein.

C.    Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.

NOW THEREFORE, in consideration of the terms, conditions and covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, promise and agree as follows:

1.Amendment to Section 1.1 (Certain Defined Terms). Section 6.1 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
6.1    Lock Boxes and Blocked Accounts. Each Loan Party hereby represents and warrants that all Deposit Accounts and all other depositary and other accounts maintained by each Loan Party as of the Closing Date are described in Section 3 of the Perfection Certificate, which description includes for each such account the name of the Loan Party maintaining the account, the name of the financial institution at which the account is maintained, the account number and the purpose of the account. After the Closing Date, no Loan Party shall open any new Deposit Account or any other depositary or other account (other than Restricted Accounts) without the prior written consent of Agent and without updating Section 3 of the Perfection Certificate to reflect such Deposit Account or other account. No Deposit Account or other account of any Loan Party shall at any time constitute a Restricted Account other than accounts expressly indicated on Section 3 of the Perfection Certificate as being Restricted Accounts (and each Loan Party hereby represents and warrants that each such account shall at all times meet the requirements set forth in the definition of Restricted Account to qualify as a Restricted Account). Each Loan Party will, at its expense, establish (and revise from time to time as Agent may require) procedures acceptable to Agent, in Agent's sole discretion, for the collection of checks, wire transfers and all other proceeds of all of such Loan Party's Accounts and other Collateral (“Collections”), which shall include (a) directing all Account Debtors to send all Account proceeds directly to a post office box designated by Agent either in the name of such Loan Party (but as to which Agent has exclusive access) or, at Agent's option, in the name of Agent (a “Lock Box”), (b) depositing all Collections received by such Loan Party into one or more bank accounts maintained in the name of such Loan Party (but as to which, subject to the period for compliance set forth in Schedule 7.34, Agent has exclusive access) (each, a “Blocked Account”), under an arrangement reasonably acceptable to Agent with a depository bank reasonably acceptable to Agent, pursuant to which all funds deposited into each Blocked Account are to be transferred to Agent in such manner, and with such frequency, as Agent shall specify, and/or (c) a combination of the foregoing; provided, that, so long as no Dominion Triggering Period is continuing, no less frequently than each Business Day (and whether or not there are then any outstanding Obligations), Agent shall cause the ACH or wire transfer of the balance of the collection account that is a Blocked Account, to an operating account designated by Borrower Representative; provided further, however, that at any time after the occurrence and during the continuance of a Dominion Triggering Period, the balance of such Blocked Account, net of a minimum balance as may be required to be kept, shall be distributed and applied on a daily basis by Agent to repay outstanding Revolving Loans. Each Loan Party agrees to execute, and to cause its depository banks and other account holders to execute, such Lock Box and Blocked Account control agreements and other documentation as Agent shall reasonably require from time to time in connection with the foregoing, all in form and substance reasonably acceptable to Agent, and in any event such arrangements and documents must be in place on the date hereof with respect to accounts in existence on the date hereof, or prior to any such account being opened with respect to any such account opened after the date hereof, in each case excluding Restricted Accounts. Prior to the Closing Date, Borrowers shall deliver to Agent a complete and executed Authorized Accounts form (in the form of Exhibit D annexed hereto) regarding each Borrower's operating account(s) into which the proceeds of Loans are to be paid. Subject to Schedule 7.34, all Funding Accounts and all operating, disbursement or similar accounts of the Loan Parties (other than Restricted Accounts) shall at all times be subject to springing account control agreements in favor of, and in form and substance reasonably satisfactory to, the Agent. Notwithstanding the foregoing or anything else herein to the contrary, Borrowers shall not permit (i) the aggregate balance of funds in its [***] at any time, and (ii) the aggregate balance of funds in its [***] at any time.
2.Conditions to Effectiveness. This Amendment shall be effective upon completion of the following (each of such documents and/or actions to be in form and substance acceptable to Agent in its sole discretion):
(a)Execution and delivery of this Amendment by all parties hereto;

(b)Agent shall have received the Acknowledgment and Consent attached hereto executed by the Term Loan Agent; and

(c)Such other agreements and documents related hereto as Agent may reasonably require.

3.Representations and Warranties. The Borrower represents and warrants to Agent and the Lenders:
(a)    The execution, delivery and performance by the Borrower of this Amendment and the transactions contemplated herein (i) are and will be within the powers of the Borrower, (ii) have been authorized by all necessary actions of the Borrower, (iii) are not and will not be in contravention of any order of any court or other agency of government, or of any law to which the Borrower or any property of the Borrower is bound, and (iv) are not and will not be in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under the articles of organization, articles of incorporation, code of regulations, operating agreement, as applicable, or any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any property of the Borrower is bound;

(b)    This Amendment and any other agreements, instruments or documents executed and/or delivered in connection herewith, shall be valid, binding and enforceable against the Borrower in accordance with their respective terms except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally;

(c)    Each of the representations and warranties contained in, and each of the exhibits and/or schedules attached to, the Agreement, as amended hereby, and the Loan Documents are true, correct and complete in all material respects as of the date hereof except that those representations and warranties which relate to a specific date shall remain true and correct in all material respects as of such date;

(d)    No event or condition which has or is likely to have a Material Adverse Effect as to the Borrower has occurred from the Closing Date to the date hereof; and

(e)    Upon the effectiveness of this Amendment, no Default or Event of Default is outstanding under the Agreement.

4.Confirmation of Security Interests. Borrower confirms and agrees that all prior security interests and liens granted to Agent and the Lenders in all existing and future assets of Borrower remain unimpaired and in full force and effect and shall continue to cover and secure all Obligations. Borrower further confirms and represents that all of the collateral of Borrower remains free and clear of all liens other than those in favor of Agent and the Lenders or as otherwise permitted in the Agreement. Nothing contained herein is intended to in any way impair or limit the validity, priority or extent of Agent and the Lenders’ security interest in and liens upon the collateral of Borrower.
5.Obligations Absolute. The Borrower covenants and agrees (a) to pay the balance of any principal, together with all accrued interest, in connection with any promissory note executed and evidencing any indebtedness incurred in connection with the Agreement, as modified by this Amendment pursuant to the terms set forth therein and (b) to perform and observe covenants, agreements, stipulations and conditions on its part to be performed hereunder or under the Agreement and all other documents executed in connection herewith or thereof.
6.No Set-Offs Etc. The Borrower hereby declares that the Borrower has no set-offs, counterclaims, defenses or other causes of action against Agent and the Lenders arising out of the Agreement or any related loan documents, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by the Borrower.
7.Release. THE BORROWER HEREBY RELEASES, WAIVES AND FOREVER RELINQUISHES ALL CLAIMS, DEMANDS, OBLIGATIONS, LIABILITIES AND CAUSES OF ACTION OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, INCLUDING ANY SO-CALLED “LENDER LIABILITY” CLAIMS OR DEFENSES WHICH IT HAS, MAY HAVE, OR MIGHT ASSERT NOW OR IN THE FUTURE AGAINST AGENT, THE LENDERS AND/OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, SUCCESSORS, AND ASSIGNS (INDIVIDUALLY, A “RELEASEE” AND COLLECTIVELY, THE “RELEASEES”), DIRECTLY OR INDIRECTLY, ARISING OUT OF, BASED UPON, OR IN ANY MANNER CONNECTED WITH (A) ANY TRANSACTION, EVENT, CIRCUMSTANCE, ACTION, FAILURE TO ACT, OR OCCURRENCE OF ANY SORT OR TYPE, WHETHER KNOWN OR UNKNOWN, WHICH OCCURRED, EXISTED, OR WAS TAKEN OR PERMITTED PRIOR TO THE EXECUTION OF THIS AMENDMENT WITH RESPECT TO THE OBLIGATIONS, THE AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE ADMINISTRATION THEREOF, (B) ANY DISCUSSIONS, COMMITMENTS, NEGOTIATIONS, CONVERSATIONS, OR COMMUNICATIONS WITH RESPECT TO THE OBLIGATIONS OR (C) ANY THING OR MATTER RELATED TO ANY OF THE FOREGOING PRIOR TO THE EXECUTION OF THIS AMENDMENT. THE INCLUSION OF THIS PARAGRAPH IN THIS AMENDMENT AND THE EXECUTION OF THIS AMENDMENT BY AGENT AND THE LENDERS DOES NOT CONSTITUTE AN ACKNOWLEDGMENT OR ADMISSION BY AGENT AND THE LENDERS OF LIABILITY FOR ANY MATTER, OR A PRECEDENT UPON WHICH ANY LIABILITY MAY BE ASSERTED.

8.Fees and Expenses. The Borrower shall reimburse Agent for all attorneys’ fees incurred in connection with this Amendment.
9.Non-Waiver. This Amendment does not obligate Agent and the Lenders to agree to any other extension or modification of the Agreement nor does it constitute a course of conduct or dealing on behalf of Agent and the Lenders or a waiver of any other rights or remedies of Agent and the Lenders. No omission or delay by Agent or the Lenders in exercising any right or power under the Agreement, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.
10.Incorporation. This Amendment is incorporated by reference into, and made part of, the Agreement which, except as expressly modified herein, remains in full force and effect in accordance with its terms.
11.No Modification. No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
12.Headings. The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.
13.Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
14.Governing Law; Use of Terms Etc. Except as previously amended or as herein specifically amended, directly or by reference, all of the terms and conditions set forth in the Agreement are confirmed and ratified, and shall remain as originally written. This Amendment shall be construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws. The Agreement and all other Loan Documents shall remain in full force and effect in all respects as if the unpaid balance of the principal outstanding, together with interest accrued thereon, had originally been payable and secured as provided for therein, as amended from time to time and as modified by this Amendment. Nothing herein shall affect or impair any rights and powers which Agent may have under the Agreement and any and all related Loan Documents.
15.Severability. The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.
16.Counterparts, Facsimile and .pdf. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile or .pdf shall have the same force and effect as an original signature hereto.
17.Jury Waiver. THE PARTIES HERETO HEREBY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, ANY OF THE LOAN DOCUMENTS, ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. THE PARTIES REPRESENT THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Borrower, Agent and each Lender have signed this Amendment as of the date first set forth above.

Agent: ECLIPSE BUSINESS CAPITAL LLC By:/s/ Tracy Salyers Name: Tracy Salyers Its: Authorized Signatory
Lenders: ECLIPSE BUSINESS CAPITAL SPV, LLC By: /s/ Tracy Salyers Name: Tracy Salyers Its: Authorized Signatory

Borrower: EVOLUS, INC. By: /s/ Tatjana Mitchell Name: Tatjana Mitchell Its: Chief Financial Officer